Exhibit 99.1

ConnectM Expands Greentech Renewables Heat Pump Relationship With Additional $865,000 Order; Cumulative Commitments Now Exceed $2.6 Million

MARLBOROUGH, Mass., January 27, 2026 (GLOBE NEWSWIRE) — ConnectM Technology Solutions, Inc. (OTC: CNTM) (“ConnectM” or the “Company”) today announced that Greentech Renewables has placed an additional $865,000 purchase order for Keen high-efficiency heat pumps and related smart controls. The new order increases the parties’ cumulative commitments to approximately $2.6 million, inclusive of the $1.7 million initial purchase order previously announced on November 10, 2025.

The additional order was placed through Greentech Renewables New Hampshire and includes ConnectM’s industry leading indoor/outdoor hyper-heat units, multizone outdoor units, thermostats, and electric heat kits.

“Contractors across New Hampshire and the broader region are increasingly being asked for high-efficiency, all-electric comfort solutions, and they want products they can source reliably with the right technical and logistics support,” said John Gribbin, General Manager, Greentech Renewables New Hampshire. “Keen Heat Pumps complement the solar, storage, and electrical work our contractors already do. This follow-on order reflects continued demand and our focus on helping contractors execute electrification projects efficiently.”

“This follow-on order reinforces our view that distribution-led scale is a key lever for expanding adoption of our Keen Heat Pumps,” said John Pitcavage, President of Home & Building Electrification at ConnectM. “Greentech’s contractor network and regional footprint make it an important channel as we broaden access to high-efficiency heat pump solutions.”

About ConnectM Technology Solutions, Inc.

ConnectM is a constellation of technology-driven businesses powering the modern energy economy. Through its Owned Service Network, Managed Solutions, Logistics, and Transportation segments, the Company delivers AI-powered electrification, distributed energy, last-mile delivery, and industrial IoT solutions to customers worldwide. For more information, visit www.connectm.com

About Greentech Renewables

Greentech Renewables is a leading U.S. distributor of solar and electrical products, providing contractors with logistics, warehouse support, design services, and project financing across more than 100 locations nationwide.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We have based these forward-looking statements on our current expectations and projections about future events. All statements, other than statements of present or historical fact included in this press release, regarding our future financial performance and our strategy, expansion plans, future operations, future operating results, estimated revenues, losses, projected costs, prospects, plans and objectives of management are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “continue,” “project” or the negative of such terms or other similar expressions. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. We caution you that the forward-looking statements contained herein are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond our control. In addition, we caution you that the forward-looking statements regarding the Company contained in this press release are subject to the risks and uncertainties described in the “Cautionary Note Regarding Forward-Looking Statements” section of our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q that we file with the Securities and Exchange Commission. Such filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and ConnectM is under no obligation to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Investor Relations
irpr@connectm.com
617-395-1333

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